UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2019

WEYLAND TECH INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of principal executive offices)

(808) 829-1057

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2019, Jon Najarian resigned as a member of the board of directors (“Board”) of Weyland Tech Inc., a Delaware (the “Company”).  To the Company’s knowledge, Mr. Najarian’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On July 22, 2019, effective immediately upon Mr. Najarian’s resignation, Wilson Rondini III was appointed as a member of the Company’s Board, to serve until his successor shall be duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving as a director of the Company.  At this time, the Company and Mr. Rondini have not entered into any arrangement regarding the payment of compensation for his services as a director of the Company.

Wilson Rondini, III, age 56, is the Managing Partner of Falcon Capital LLP, an international group of consulting firms dedicated to providing a wide range of services to businesses of all sizes, and in particular, to deliver business development and change management advice to small and medium sized companies across a wide range of industries in both developed and emerging markets.  Mr. Rondini has held this position since 1998.  Mr. Rondini also a member of the board of directors of Job.com, since November 2017, and TuneGo, since October 2015.  Mr. Rondini received a degree in Finance/Economics from Elmhurst College in 1984.

Based on Mr. Rondini’s work experience, education, directorship history, and demonstrated ability to assist companies with capital raising activities, the Board believes that he is well qualified to serve as a director of the Company.

Except as otherwise disclosed in this report, there are no arrangements or understandings between Mr. Rondini and any other persons pursuant to which he was appointed as a director.  In addition, there are no family relationships between Mr. Rondini and any of our other officers or directors.

As mentioned above, Mr. Rondini is the Managing Partner of Falcon Capital LLP, which is assisting the Company with capital raising activities, for which it will be paid a fee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: July 26, 2019	By:	/s/ Brent Y. Suen
Brent Y. Suen
President and Chief Executive Officer